UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 1, 2010
(Exact name of registrant as specified in charter)
001-11302
(Commission File Number)

OHIO (State or other jurisdiction of incorporation)	34-6542451 (I.R.S. Employer Identification No.)
127 Public Square
Cleveland, Ohio 44114-1306
(Address of principal executive offices and zip code)
(216) 689-6300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 1, 2010, the KeyCorp Board of Directors elected William R. Koehler, age 46, as President, Key Community Bank.
Mr. Koehler has served at KeyCorp as Great Lakes Regional President (since 2010); as leader of Key’s Keyvolution project (2008-2010); as Michigan District President (2007-2008); and previously as Managing Director and Segment Leader of the Financial Sponsors Group and Regional Banking within KeyBanc Capital Markets.
On December 1, 2010, the KeyCorp Board of Directors also elected Christopher M. Gorman, who previously served as a Senior Executive Vice President of KeyCorp, as President, Key Corporate Bank.
A copy of the press release announcing these events is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
99.1     Press release dated December 1, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)

Date: December 1, 2010	/s/ Steven N. Bulloch
	By:	Steven N. Bulloch
Assistant Secretary